EXHIBIT 99.1

1

BWPS

BALANCE SHEETS

(Unaudited)

	June 30 2022	December 31, 2021

ASSETS
Current assets:
Cash	$233,107	$134,623
Total current assets	233,107	134,623

Total assets	$233,107	$134,623

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$-	$-
Total current liabilities	-	-

Total liabilities	-	-

Stockholders' equity:
Owner's Equity	(614,850)	(520,517)
Retained Earnings	847,957	655,140
Total stockholders' equity	233,107	134,623

Total liabilities and stockholders' equity	$233,107	$134,623

See the accompanying notes to these unaudited financial statements

2

BWPS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDING JUNE 30, 2022 and 2021
(Unaudited)

	2022	2021

REVENUE	$235,608	$212,447
Cost of sales	-	-

Gross Profit	235,608	212,447

OPERATING EXPENSES:

General and administrative	42,866	25,639
Total operating expenses	42,866	25,639

Net loss from operations	192,742	186,808

OTHER INCOME (EXPENSES):
Other income	75	9
Exchange loss	-	-
Total other income (expense)	75	9

NET INCOME (LOSS)	$192,817	$186,817

See the accompanying notes to these unaudited financial statements

3

BWPS
STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Unaudited)

	Owner's	Accumulated
	Equity	Deficit	Total
Balance, December 31, 2020	(201,813)	275,255	73,442
Owner contributions	-	-	-
Owner distributions	(131,724)		(131,724)
Net income	-	186,817	186,817
Balance, June 30, 2021	(333,537)	462,072	128,535

Balance, December 31, 2021	$(520,517)	$655,140	$134,623
Owner contributions	67,207	-	67,207
Owner distributions	(161,540)	-	(161,540)
Net income	-	192,817	192,817
Balance, June 30, 2022	$(614,850)	$847,957	$233,107

See the accompanying notes to these unaudited financial statements

4

BWPS
STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDING JUNE 30, 2022 AND 2021
(Unaudited)

	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$192,817	$186,817
Changes in operating assets and liabilities:
Accounts payable	-	-
Net cash used in operating activities	192,817	186,817

CASH FLOWS FROM FINANCING ACTIVITIES:
Owner contributions	67,207	-
Owner distributions	(161,540)	(131,724)
Net cash provided by financing activities	(94,333)	(131,724)

Net change in cash	98,484	55,093

Cash at beginning of period	134,623	73,442

Cash at end of period	$233,107	$128,535

Supplemental disclosure of cash flow information:
Cash paid for interest	-	-
Cash paid for taxes	-	-

See the accompanying notes to these unaudited financial statements

5

BWPS

NOTES TO UNAUDITED FINANCIAL STATEMENTS

AS OF JUNE 30, 2022 and 2021

NOTE 1 – NATURE OF OPERATIONS AND GOING CONCERN

BWPS (which may be referred to as the “Company”, “we,” “us,” or “our”) is a sole proprietorship based out of Vietnam.  The Company provides Wordpress plugins for purchase that provide security for digital assets on customer websites.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America ("US GAAP"). The accompanying unaudited financial statements do not include all the information and notes required by GAAP for complete financial statements. In the opinion of management, all adjustments considered necessary for the fair presentation of the unaudited financial statements for the years presented have been included.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the amounts reported in the financial statements and footnotes thereto. Actual results could materially differ from these estimates. It is reasonably possible that changes in estimates will occur in the near term.

Significant estimates inherent in the preparation of the accompanying financial statements include valuation of provision for refunds and chargebacks, revenue recognition and contingencies.

Risks and Uncertainties

The Company's business and operations are sensitive to general business and economic conditions in the United States and other countries that the Company operates in. A host of factors beyond the Company's control could cause fluctuations in these conditions. Adverse conditions may include recession, downturn or otherwise, local competition or changes in consumer taste. These adverse conditions could affect the Company's financial condition and the results of its operations.

Concentration of Credit Risk

The Company maintains its cash with major financial institutions located in Singapore, which it believes to be credit worthy. The Singapore Deposit Insurance Corporation insures balances up to $75,000. At times, the Company may maintain balances in excess of the insured limits. As of June 30, 2022 the company had $41,842 in excess of the insured limit.

Cash and Cash Equivalents

The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents.  Cash consists of funds held in the Company’s checking account. As of June 30, 2022 the Company had $233,107 of cash on hand.

Fair Value Measurements

Generally accepted accounting principles define fair value as the price that would be received to sell an asset or be paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price) and such principles also establish a fair value hierarchy that prioritizes the inputs used to measure fair value using the following definitions (from highest to lowest priority):

•	Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•

Level 2 – Observable inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data by correlation or other means.

•	Level 3 – Prices or valuation techniques requiring inputs that are both significant to the fair value measurement and unobservable.

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The Company has no assets or liabilities valued using level 1, level 2, or level 3 inputs as of June 30, 2022 and December 31, 2021.

Income Taxes

The Company accounts for income taxes as a pass through entity, where the owner pays income taxes on it’s share of taxable income. The net profits and losses of the Company are allocated to the members in proportion to each members’ capital interest in the Company. Distributions are made by the Company to the members at such times and in such amounts as the members shall determine in their sole discretion.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606 when it has satisfied the performance obligations under an arrangement with the customer reflecting the terms and conditions under which products or services will be provided, the fee is fixed or determinable, and collection of any related receivable is probable. ASC Topic 606, “Revenue from Contracts with Customers” establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services to customers. Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements: 1) identify the contract with a customer; 2) identify the performance obligations in the contract; 3) determine the transaction price; 4) allocate the transaction price to performance obligations in the contract; and 5) recognize revenue as the performance obligation is satisfied.

The Company’s performance obligation for its revenue stream are to provide the digital website plugin to the customer, and revenues associated with completed sales are recognized at a point in time when they are provided to the customer. There is no financing component to the Company’s sales.

Advertising

The Company expenses advertising costs as they are incurred.

Recent Accounting Pronouncements

The Company does not believe that any recently issued effective pronouncements, or pronouncements issued but not yet effective, if adopted, would have a material effect on the accompanying financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) (ASU 2016-02). Under ASU No. 2016-2, an entity will be required to recognize right-of-use assets and lease liabilities on its balance sheet and disclose key information about leasing arrangements. ASU No. 2016-02 offers specific accounting guidance for a lessee, a lessor and sale and leaseback transactions. Lessees and lessors are required to disclose qualitative and quantitative information about leasing arrangements to enable a user of the financial statements to assess the amount, timing and uncertainty of cash flows arising from leases. For public companies, ASU No. 2016-02 is effective for annual reporting periods beginning after December 15, 2018, including interim reporting periods within that reporting period, and requires a modified retrospective adoption, with early adoption permitted. The Company does not expect the adoption of this standard to have a material impact on the Company’s consolidated financial statements.

This ASU was amended by ASU 2020-05 and is effective for annual periods beginning after December 15, 2021. On July 30, 2018, the FASB issued ASU 2018-11, Leases (Topic 842) – Targeted Improvements, which provides an optional transition method of applying the new leases standard at the adoption date by recognizing a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Additionally, only incremental direct leasing costs may be capitalized under the new guidance. Any indirect incremental leasing costs must be expensed as incurred. The Company does not expect the adoption of ASU 2016-02 and related amendments to have a material impact on its consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses. The main objective of this guidance is to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity. To achieve this, the amendments in this guidance replace the incurred loss impairment methodology in current U.S. GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. Specifically, the amendments in this guidance require a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. An entity must use judgment in determining the relevant information and estimation methods that are appropriate in its circumstances. This guidance is effective for fiscal years beginning after December 15, 2022. The Company is currently evaluating the impact on its consolidated financial statements and related disclosures.

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NOTE 3 – COMMITMENTS AND CONTINGENCIES

The Company, from time to time, may be involved with lawsuits arising in the ordinary course of business. In the opinion of the Company's management, any liability resulting from such litigation would not be material in relation to the Company's consolidated financial position, results of operations and cash flows. There is no pending or threatened litigation.

NOTE 4 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through January 10, 2023, the date the financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in the financial statements except as disclosed below.

On October 3, 2022, Hoang Huu Thinh, an individual (“Thinh”), owner of the Company entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with Onfolio Holdings, Inc. (“Onfolio”). Pursuant to the Asset Purchase Agreement, Onfolio purchased from Thinh, substantially all of the Company’s assets utilized in the operation of the business of providing a suite of optimization, customization, privacy and security products and services for WordPress websites (“WordPress Websites Business”), with the core business offerings consisting of (i) the WordPress plugin known as PREVENT DIRECT ACCESS available via the website preventdirectaccess.com, and (ii) the WordPress plugin known as PASSWORD PROTECT WORDPRESS available via the website passwordprotectwp.com.

Pursuant to the Asset Purchase Agreement, and subject to the terms and conditions contained therein, at the closing, Thinh agreed to sell to Onfolio, LLC the WordPress Websites Business, all as more fully described in the Asset Purchase Agreement. The aggregate purchase price for the WordPress Websites Business is as follows: (i) $1,250,000 paid in cash at the closing and $40,000.00 paid via a promissory note to be made by Onfolio, LLC payable to Thinh after the performance of certain obligations by Thinh and others as provided for in the Asset Purchase Agreement; and (ii) up to $60,000 in cash pursuant to the earn-out provisions of the Asset Purchase Agreement. The transaction closed on October 25, 2022 and will be accounted for as a business combination under ASC 805.

8

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of BWPS

Opinion on the Financial Statements

We have audited the accompanying balance sheets of BWPS as of December 31, 2021 and 2020, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC

BF Borgers CPA PC (PCAOB ID 5041)

We have served as the Company's auditor since 2022

Lakewood, CO

January 10, 2023

9

BWPS
BALANCE SHEETS
AS OF DECEMBER 31, 2021 AND 2020

	2021	2020

ASSETS
Current assets:
Cash	$134,623	$73,442
Total current assets	134,623	73,442

Total assets	$134,623	$73,442

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$-	$-
Total current liabilities	-	-

Total liabilities	-	-

Stockholders' equity:
Owner's Equity	(520,517)	(201,813)
Retained Earnings	655,140	275,255
Total stockholders' equity	134,623	73,442

Total liabilities and stockholders' equity	$134,623	$73,442

See the accompanying notes to these financial statements

10

BWPS
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDING DECEMBER 31, 2021 and 2020

	2021	2020

REVENUE	$436,244	$286,363
Cost of sales	-	-

Gross Profit	436,244	286,363

OPERATING EXPENSES:

General and administrative	56,968	44,195
Total operating expenses	56,968	44,195

Net loss from operations	379,276	242,168

OTHER INCOME (EXPENSES):
Other income	609	22
Exchange loss	-	-
Total other income (expense)	609	22

NET INCOME (LOSS)	$379,885	$242,190

See the accompanying notes to these financial statements

11

BWPS
STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Owner's	Accumulated
	Equity	Deficit	Total
Balance, December 31, 2019		$33,065	$33,065
Owner contributions	41,935		41,935
Owner distributions	(243,748)		(243,748)
Net income	-	242,190	242,190
Balance, December 31, 2020	(201,813)	275,255	73,442
Owner contributions		-	-
Owner distributions	(318,704)	-	(318,704)
Net income	-	379,885	379,885
Balance, December 31, 2021	$(520,517)	$655,140	$134,623

See the accompanying notes to these financial statements

12

BWPS
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDING DECEMBER 31, 2021 AND 2020

	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$379,885	$242,190
Changes in operating assets and liabilities:
Accounts payable	-	-
Net cash used in operating activities	379,885	242,190

CASH FLOWS FROM FINANCING ACTIVITIES:
Owner contributions	-	41,935
Owner distributions	(318,704)	(243,748)
Net cash provided by financing activities	(318,704)	(201,813)

Net change in cash	61,181	40,377

Cash at beginning of period	73,442	33,065

Cash at end of period	$134,623	$73,442

Supplemental disclosure of cash flow information:
Cash paid for interest	-	-
Cash paid for taxes	-	-

See the accompanying notes to these financial statements

13

BWPS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 and 2020

NOTE 1 – NATURE OF OPERATIONS AND GOING CONCERN

BWPS (which may be referred to as the “Company”, “we,” “us,” or “our”) is a sole proprietorship based out of Vietnam.  The Company provides Wordpress plugins for purchase that provide security for digital assets on customer websites.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America ("US GAAP"). The accompanying unaudited financial statements do not include all the information and notes required by GAAP for complete financial statements. In the opinion of management, all adjustments considered necessary for the fair presentation of the unaudited financial statements for the years presented have been included.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the amounts reported in the financial statements and footnotes thereto. Actual results could materially differ from these estimates. It is reasonably possible that changes in estimates will occur in the near term.

Significant estimates inherent in the preparation of the accompanying financial statements include valuation of provision for refunds and chargebacks, revenue recognition and contingencies.

Risks and Uncertainties

The Company's business and operations are sensitive to general business and economic conditions in the United States and other countries that the Company operates in. A host of factors beyond the Company's control could cause fluctuations in these conditions. Adverse conditions may include recession, downturn or otherwise, local competition or changes in consumer taste. These adverse conditions could affect the Company's financial condition and the results of its operations.

Concentration of Credit Risk

The Company maintains its cash with major financial institutions located in Singapore, which it believes to be credit worthy. The Singapore Deposit Insurance Corporation insures balances up to $75,000. At times, the Company may maintain balances in excess of the insured limits. As of December 31, 2021 the company had $48,679 in excess of the insured limit.

Cash and Cash Equivalents

The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents.  Cash consists of funds held in the Company’s checking account. As of December 31, 2021 and 2020 the Company had $134,406 and $73,442 of cash on hand, respectively.

14

Fair Value Measurements

Generally accepted accounting principles define fair value as the price that would be received to sell an asset or be paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price) and such principles also establish a fair value hierarchy that prioritizes the inputs used to measure fair value using the following definitions (from highest to lowest priority):

•	Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•

Level 2 – Observable inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data by correlation or other means.

•	Level 3 – Prices or valuation techniques requiring inputs that are both significant to the fair value measurement and unobservable.

The Company has no assets or liabilities valued using level 1, level 2, or level 3 inputs as of December 31, 2021 or 2020.

Income Taxes

The Company accounts for income taxes as a pass through entity, where the owner pays income taxes on it’s share of taxable income. The net profits and losses of the Company are allocated to the members in proportion to each members’ capital interest in the Company. Distributions are made by the Company to the members at such times and in such amounts as the members shall determine in their sole discretion.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606 when it has satisfied the performance obligations under an arrangement with the customer reflecting the terms and conditions under which products or services will be provided, the fee is fixed or determinable, and collection of any related receivable is probable. ASC Topic 606, “Revenue from Contracts with Customers” establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services to customers. Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements: 1) identify the contract with a customer; 2) identify the performance obligations in the contract; 3) determine the transaction price; 4) allocate the transaction price to performance obligations in the contract; and 5) recognize revenue as the performance obligation is satisfied.

The Company’s performance obligation for its revenue stream are to provide the digital website plugin to the customer, and revenues associated with completed sales are recognized at a point in time when they are provided to the customer. There is no financing component to the Company’s sales.

Advertising

The Company expenses advertising costs as they are incurred.

Recent Accounting Pronouncements

The Company does not believe that any recently issued effective pronouncements, or pronouncements issued but not yet effective, if adopted, would have a material effect on the accompanying financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) (ASU 2016-02). Under ASU No. 2016-2, an entity will be required to recognize right-of-use assets and lease liabilities on its balance sheet and disclose key information about leasing arrangements. ASU No. 2016-02 offers specific accounting guidance for a lessee, a lessor and sale and leaseback transactions. Lessees and lessors are required to disclose qualitative and quantitative information about leasing arrangements to enable a user of the financial statements to assess the amount, timing and uncertainty of cash flows arising from leases. For public companies, ASU No. 2016-02 is effective for annual reporting periods beginning after December 15, 2018, including interim reporting periods within that reporting period, and requires a modified retrospective adoption, with early adoption permitted. The Company does not expect the adoption of this standard to have a material impact on the Company’s consolidated financial statements.

15

This ASU was amended by ASU 2020-05 and is effective for annual periods beginning after December 15, 2021. On July 30, 2018, the FASB issued ASU 2018-11, Leases (Topic 842) – Targeted Improvements, which provides an optional transition method of applying the new leases standard at the adoption date by recognizing a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Additionally, only incremental direct leasing costs may be capitalized under the new guidance. Any indirect incremental leasing costs must be expensed as incurred. The Company does not expect the adoption of ASU 2016-02 and related amendments to have a material impact on its consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses. The main objective of this guidance is to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity. To achieve this, the amendments in this guidance replace the incurred loss impairment methodology in current U.S. GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. Specifically, the amendments in this guidance require a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. An entity must use judgment in determining the relevant information and estimation methods that are appropriate in its circumstances. This guidance is effective for fiscal years beginning after December 15, 2022. The Company is currently evaluating the impact on its consolidated financial statements and related disclosures.

NOTE 3 – COMMITMENTS AND CONTINGENCIES

The Company, from time to time, may be involved with lawsuits arising in the ordinary course of business. In the opinion of the Company's management, any liability resulting from such litigation would not be material in relation to the Company's consolidated financial position, results of operations and cash flows. There is no pending or threatened litigation.

NOTE 4 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through January 10, 2023, the date the financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in the financial statements except as disclosed below.

On October 3, 2022, Hoang Huu Thinh, an individual (“Thinh”), owner of the Company entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with Onfolio Holdings, Inc. (“Onfolio”). Pursuant to the Asset Purchase Agreement, Onfolio will purchase from Thinh, substantially all of the Company’s assets utilized in the operation of the business of providing a suite of optimization, customization, privacy and security products and services for WordPress websites (“WordPress Websites Business”), with the core business offerings consisting of (i) the WordPress plugin known as PREVENT DIRECT ACCESS available via the website preventdirectaccess.com, and (ii) the WordPress plugin known as PASSWORD PROTECT WORDPRESS available via the website passwordprotectwp.com.

Pursuant to the Asset Purchase Agreement, and subject to the terms and conditions contained therein, at the closing, Thinh agreed to sell to Onfolio, LLC the WordPress Websites Business, all as more fully described in the Asset Purchase Agreement. The aggregate purchase price for the WordPress Websites Business is as follows: (i) $1,250,000 paid in cash at the closing and $40,000.00 paid via a promissory note to be made by Onfolio, LLC payable to Thinh after the performance of certain obligations by Thinh and others as provided for in the Asset Purchase Agreement; and (ii) up to $60,000 in cash pursuant to the earn-out provisions of the Asset Purchase Agreement. The transaction closed on October 25, 2022 and will be accounted for as a business combination under ASC 805.

16